SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 27, 2003


                                   QUIPP, INC.
                                   -----------
                 (Exact Name of Registrant Specified in Charter)

      Florida                         0-14870                    59-2306191
      -------                         -------                    ----------
  (State or Other                (Commission File             (I.R.S. Employer
  Jurisdiction of                     Number)                Identification No.)
   Incorporation)



           4800 NW 157th Street
                 Miami, Florida                                   33014
 ---------------------------------------                       --------
 (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (305) 623-8700
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On October 27, 2003, Quipp, Inc. issued a press release announcing earnings for the quarter ended September 30, 2003 and providing additional financial information. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUIPP, INC.


Date: October 29, 2003                   By: /s/ Michael S. Kady
                                         ------------------------------------
                                         Michael S. Kady
                                         President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1               Press Release Dated October 27, 2003